CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to us under “Financial Highlights” in (i) the Prospectus dated June 1, 2010 of Invesco Mid-Cap Value Fund, a series of AIM Sector Funds (Invesco Sector Funds) (the “Registrant”) and (ii) the Prospectus dated July 28, 2010 of Invesco Technology Sector Fund, a series of the Registrant; each of which is incorporated by reference into a Proxy Statement/Prospectus or Joint Proxy Statement/Prospectus included in this Registration Statement on Form N-14 (the “Registration Statement”) of the Registrant.
We also consent to the incorporation by reference in the Statement of Additional Information included in the Registration Statement of (i) our report dated October 27, 2009, relating to the financial statements and financial highlights of the Morgan Stanley Mid-Cap Value Fund for the year ended August 31, 2009; and (ii) our report dated May 26, 2010, relating to the financial statements and financial highlights of the Morgan Stanley Technology Fund for the year ended March 31, 2010. We also consent to the incorporation by reference of such foregoing reports dated October 27, 2009 and May 26, 2010 in the Statement of Additional Information dated November 10, 2010 of the Registrant, which in turn is incorporated by reference into the statement of additional information included in the Registration Statement of the Registrant.
/s/ Deloitte & Touche LLP
New York, New York
November 23, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Prospectus of Invesco Van Kampen American Value Fund (the “Fund”) dated November 10, 2010, which Prospectuses are in turn incorporated by reference in the Proxy Statement/Prospectus Form N-14 (the “Registration Statement”) of AIM Sector Funds (Invesco Sector Funds) (the “Registrant”), of our report dated August 21, 2009, relating to the financial statements and financial highlights of the Fund for the year ended June 30, 2009.
We also consent to the incorporation by reference of our report dated August 21, 2009, relating to the financial statements and financial highlights of the Invesco Van Kampen American Value Fund for the year ended June 30, 2009 that is incorporated by reference into (i) the statement of additional information included in the Registration Statement of the Registrant and (ii) the Statement of Additional Information dated November 10, 2010 of the Registrant, which in turn is incorporated by reference into the statement of additional information included in the Registration Statement of the Registrant.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
November 23, 2010